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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 20, 1998
                Date of Report (Date of earliest event reported)





                              LSI LOGIC CORPORATION
             (Exact name of registrant as specified in its charter)



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
          Delaware                           0-11674                          94-2712976
-------------------------------      ------------------------        -------------------------------
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer Identification
       incorporation)                                                            No.)
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                            1551 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 433-8000
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS.

               On November 20, 1998, the Board of Directors of LSI Logic Corporation (the "Company") approved certain amendments to the Company's Bylaws. The text of these amendments are filed as Exhibit 3.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               The following exhibit is filed as part of this report.
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
Exhibit
  3.1 Certificate of Amendment of Bylaws of LSI Logic Corporation dated November 20, 1998.
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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LSI LOGIC CORPORATION



Dated: December 8, 1998.               By: /s/ Douglas Norby
                                           -------------------------------------
                                           R. Douglas Norby
                                           Executive Vice President Finance and
                                           Chief Financial Officer (Principal
                                           Financial and
                                           Accounting Officer)
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                                INDEX TO EXHIBITS



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
                                                                                  SEQUENTIALLY
    EXHIBIT                                                                         NUMBERED
    NUMBER                                DESCRIPTION                                 PAGE
    -------                               -----------                             -------------
      3.1           Certificate of Amendment of Bylaws of LSI Logic Corporation
                    dated November 20, 1998.
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